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                                  EXHIBIT 23

                         CONSENT OF PERRY-SMITH & CO.

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                       CONSENT OF INDEPENDENT AUDITORS



     We consent to the incorporation by reference in the Registration Statement on Form S-8, pertaining to the Tehama Bancorp 1994 Stock Option Plan, as amended, of our report dated January 23, 1998, with respect to the financial statements of Tehama Bancorp and subsidiary attached as an exhibit to Tehama Bancorp's Form 10-K dated March 17, 1998 filed with the Securities and Exchange Commission.

                                        Perry-Smith & Co.
                                        Certified Public Accountants

Sacramento, California
March 17, 1998